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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 12, 2003


                             DELTA AIR LINES, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                      1-5424                  58-0218548
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)


                  P.O. Box 20706, Atlanta, Georgia 30320-6001
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (404) 715-2600

                  Registrant's Web site address: www.delta.com


                                 Not Applicable
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         (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

Delta Air Lines, Inc. ("Delta") today issued a press release announcing that Delta (1) will record at December 31, 2003 a non-cash adjustment reducing equity which is related to its defined benefit pension plans; (2) will record during the December 2003 quarter a non-cash charge related to its defined benefit pension plan for pilots; (3) suspended the payment of dividends on its Series B ESOP Convertible Preferred Stock; (4) changed the form of payment Delta will use to redeem shares of Series B ESOP Convertible Preferred Stock when redemptions are required under the Delta Family-Care Savings Plan, a broad-based employee benefit plan; and (5) is updating its projected GAAP net loss for the December 2003 quarter. The press release is attached hereto as
Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

       Exhibit 99.1 Press Release dated November 12, 2003, titled "Delta Air Lines Announces Financial Information".


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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                DELTA AIR LINES, INC.


                                BY: /s/ Edward H. Bastian
                                   --------------------------------------------
                                   Edward H. Bastian
                                   Senior Vice President - Finance
                                   and Controller


Date:    November 12, 2003


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                                 EXHIBIT INDEX


Exhibit Number    Description

 Exhibit 99.1     Press Release dated November 12, 2003, titled "Delta Air
                  Lines Announces Financial Information".